Long-term debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
14. Long-term debt

	As of
	December 31,
(in thousands of U.S. dollars)	2014	2013
Lampung facility:
$ 178.6 million Export credit tranche	$168,640	$—
$ 58.5 million FSRU tranche	43,693	—
$ 61.9 million Mooring tranche	—	—
Total debt	212,333	—
Less: Current portion of long-term debt	(19,062)	—
Long-term debt	$193,271	$—

Lampung facility

In September 2013, PT Hoegh LNG Lampung (the “Borrower”) entered into a secured $299 million term loan facility and $10.7 million standby letter of credit facility (the “Lampung facility”) with a syndicate of banks and an export credit agency for the purpose of financing a portion of the construction of the PGN FSRU Lampung and the Mooring. The $10.7 million standby letter of credit facility supports guarantees to PGN for delivery obligations of the FSRU and Mooring under the lease, operation and maintenance agreement (the “LOM”). Höegh LNG is the guarantor for the facility. The facility was drawn in installments as construction was completed. The term loan facility includes two commercial tranches, or the FSRU tranche and the Mooring tranche, and the export credit tranche. The interest rates vary by tranche. The letter of credit facility was undrawn as of December 31, 2014 and 2013.

On March 4, 2014, the Borrower drew $96 million of the Lampung facility, of which $28.4 million, $32.1 million and $35.5 million were drawn on the FSRU tranche, the Mooring tranche and the export credit tranche, respectively. On April 8, 2014, the Borrower drew $161.1 million of the Lampung facility, of which $18.0 million and $143.1 million were drawn on the FSRU tranche and export credit tranche, respectively. On July 3, 2014, the full principal amount of $32.1 million on the Mooring tranche and accrued interest was repaid. The final available commitment on the FSRU tranche of $12.1 million was never drawn. On December 29, 2014, the Borrower made an early repayment of $7.9 million, of which $1.6 million and $6.3 million was repaid on the FSRU tranche and the Export credit tranche, respectively. Following the acceptance by PGN of the PGN FSRU Lampung , the quarterly repayments also began on December 29, 2014. As of December 31, 2013, the Lampung facility was undrawn.

The FSRU tranche of $58.5 million has an interest rate of LIBOR plus a margin of 3.4%. The interest rate for the export credit tranche of $178.6 million is LIBOR plus a margin of 2.3%. The first repayment of the both tranches occurred on December 29, 2014. The FSRU tranche is repayable quarterly over 7 years with a final balloon payment of $16.5 million. The export credit tranche is repayable in quarterly instalments over 12 years assuming the balloon payment of the FSRU tranche is refinanced. If not, the export credit agent can exercise a prepayment right for repayment of the outstanding balance upon maturity of the FSRU tranche. The Mooring tranche of $61.9 million bore interest at a rate equal to LIBOR plus a margin of 2.5%. The tranche was fully repaid on July 3, 2014.

Commitment fees were 1.4%, 0.9% and 1.0% of the undrawn portions of the FSRU tranche, the export credit tranche and the Mooring tranche, respectively.

The primary financial covenants under the Lampung facility are as follows:

•	Borrower must maintain a minimum debt service coverage ratio of 1.10 to 1.00 for the preceding nine-month period tested beginning from the second quarterly repayment date of the export credit tranche;
•	Guarantor’s book equity must be greater than the higher of (i) $200 million and (ii) 25% of total assets; and
•	Guarantor’s free liquid assets (cash and cash equivalents or available draws on credit facilities) must be greater than $20 million.

As of December 31, 2014, the guarantor was in compliance with the financial covenants. The covenant for the borrower is effective from March 2015. The borrower was in compliance with the financial covenants as of March 31, 2015.

Höegh LNG, as guarantor, has issued the following guarantees related to the Lampung facility:  (a) an unconditional and irrevocable on-demand guarantee for all amounts due under the financing agreements, to be released after the date falling 180 days after acceptance of the FSRU under the LOM subject to the relevant terms and conditions being met; (b) an unconditional and irrevocable on-demand guarantee for the repayment of the balloon repayment instalment of the FSRU tranche callable only at final maturity of FSRU tranche; (c) an unconditional and irrevocable on-demand guarantee for the Borrower's obligation to ensure the required balance is in the debt service reserve account on the 8 th repayment date (or such earlier date as is applicable if an event of default occurs); (d) an unconditional and irrevocable on-demand guarantee for all amounts due in respect of the export credit agent in the event that the export credit agent exercises its prepayment right for the export credit tranche if the FSRU tranche is not refinanced; and (e) undertaking that, if the LOM is terminated for an event of vessel force majeure, that under certain conditions, a guarantee will be provided for the outstanding debt, less insurance proceeds for vessel force majeure. In addition, all project agreements and guarantees are assigned to the bank syndicate and the export credit agent, all project accounts and the shares in PT Hoegh LNG Lampung and Hoegh LNG Lampung Pte. Ltd. are pledged in favor of the bank syndicate and the export credit agent.

The Lampung facility requires cash reserves that are held for specifically designated uses, including working capital, operations and maintenance and debt service reserves. Distributions are subject to “waterfall” provisions that allocate revenues to specified priorities of use (such as operating expenses, scheduled debt service, targeted debt service reserves and any other reserves) with the remaining cash being distributable only on certain dates and subject to satisfaction of certain conditions, including meeting a 1.20 historical debt service coverage ratio, no default or event of default then continuing or resulting from such distribution and the Guarantor not being in breach of the financial covenants applicable to it. The Lampung facility limit, among other things, the ability of the Borrower change its business, sell or grant liens on its property including the PGN FSRU Lampung , incur additional indebtedness or guarantee other indebtedness, make investments or acquisitions, enter into intercompany transactions and make distributions.

$288 million facility

In June 2011, Höegh LNG entered into a $288 million facility for the purpose of providing up to 50% of the financing for two newbuildings, including the PGN FSRU Lampung. Fifty percent of the debt issuance cost on the $288 facility, or $1.9 million, was included in the consolidated and combined carve-out financial statements until September, 2013. In addition, the commitment fees of 1.2% on 50% of the outstanding balance have been included in interest expense until September, 2013. The facility was never drawn for the PGN FSRU Lampung and was replaced by the $299 million Lampung facility, described above, as financing for the PGN FSRU Lampung in September, 2013. The $288 million facility would have required repayment starting three months after delivery of the applicable FSRU and would have been repaid in installments over a three year period.

The outstanding long-term debt as of December 31, 2014 is repayable as follows:

(in thousands of U.S. dollars)	Total
2015	$19,062
2016	19,062
2017	19,062
2018	19,062
2019	19,062
2020 and thereafter	117,023
Total	$212,333